Exhibit 99.1

Q1 2026

Supplemental Reporting Information

GUCCI
J.McLaughlin
J.McLaughlin
G/FORE

Realty. Trust.

ACADIA

Visit www.acadiarealty.com for additional investor and portfolio information.

Company Information

Acadia Realty Trust is an equity real estate investment trust focused on delivering long-term, profitable growth. Acadia owns and operates a high-quality core real estate portfolio of street and open-air retail properties in the nation's most dynamic retail corridors (“REIT Portfolio”), along with an investment management platform that targets opportunistic and value-add investments through its institutional co-investment vehicles (“Investment Management”). For further information, please visit www.acadiarealty.com.

Contact Information

Corporate Headquarters	Investor Relations	New York Stock Exchange
411 Theodore Fremd Avenue	(914) 288-8100	Symbol AKR
Suite 300	investorrelations@acadiarealty.com
Rye, NY 10580

Analyst Coverage

Bank of America / Merrill Lynch	Green Street Advisors	KeyBanc Capital Markets, Inc.
Samir Khanal (646) 855-1497	Paulina Rojas Schmidt (949) 640-8780	Todd Thomas (917) 368-2286
samir.khanal@bofa.com	projasschmidt@greenstreet.com	tthomas@key.com

Citigroup - Global Markets	J.P. Morgan Securities, Inc.	Ladenburg Thalmann
Craig Mailman (212) 816-4471	Michael W. Mueller, CFA (212) 622-6689	Floris van Dijkum (212) 409-2075
craig.mailman@citi.com	michael.w.mueller@jpmorgan.com	fvandijkum@ladenburg.com

Compass Point Research & Trading	Jefferies	Truist
Kenneth Billingsley (202) 534-1393	Linda Tsai (212) 778-8011	Anthony Hau (212) 303-4176
kbillingsley@compasspointllc.com	ltsai@jefferies.com	anthony.hau@truist.com

Supplemental Report March 31, 2026 – 3

Highlights
(in thousands, except per share amounts and ratios)

	For the three months ended March 31,
Summary Financial Results	2026	2025
REIT NOI at pro-rata share (pg 22)	$41,815	$36,730
Investment Management NOI at pro-rata share (pg 22)	$13,243	$9,618
Total NOI at pro-rata share	$55,058	$46,348
Adjusted EBITDA (pg 8) [1]	$58,611	$57,129
FFO As Adjusted per diluted Common Share and Common OP Unit (pg 7)	$0.30	$0.27
NAREIT FFO per diluted Common Share and OP Unit (pg 7) [1]	$0.26	$0.34
Dividends declared per Common Share and Common OP Unit (pg 7)	$0.20	$0.20

	Three months ended,
Summary Operating and Financial Ratios	March 31, 2026	Dec 31, 2025	Sept 30, 2025	June 30 2025	March 31, 2025
REIT Portfolio Same-property NOI % (pg 9)	5.9%	5.7%	5.4%	4.1%	4.1%
Net Debt to Adjusted EBITDA (including IM debt) (pg 5)	5.5x	4.9x	5.0x	5.5x	5.7x
Fixed charge coverage ratio (annualized) (pg 8)	3.5x	4.0x	4.2x	4.3x	4.0x

	As of
Outstanding Common Stock	March 31, 2026	Dec 31, 2025	Sept 30, 2025	June 30 2025	March 31, 2025
Diluted Weighted Average Common shares and units outstanding (pg 6)	139,733	139,031	138,950	138,909	129,363
Unsettled forward equity (pg 6)	12,294	14,739	12,760	2,445	2,445

	Three months ended,
Transactional Activity [2]	March 31, 2026	Dec 31, 2025	Sept 30, 2025	June 30 2025	March 31, 2025
REIT acquisitions (pg 11)	$78,697	$20,750	$904	$49,505	$433,796
IM acquisitions (pg 11)	$424,140	$424,400	$62,701	—	$68,207
Aggregate purchase price of acquisitions (REIT and IM) (pg 11)	$502,837	$445,150	$63,605	$49,505	$502,003
Recapitalizations (pg 11)	$504,115
Aggregate sale price of dispositions (REIT and IM) (pg 11)	$496,963	$201,540	$99,540	—	—

	As of
Summary portfolio statistics (pro-rata)	March 31, 2026	Dec 31, 2025	Sept 30, 2025	June 30 2025	March 31, 2025
Percent leased - REIT Street and Urban (pg 32)	93.1%	91.5%	91.6%	90.8%	90.8%
Percent leased - REIT Suburban (pg 32)	96.1%	96.0%	95.6%	96.2%	97.2%
Percent leased - REIT Total (pg 32)	95.3%	94.7%	94.5%	94.7%	95.5%
Economic Occupancy - REIT Street and Urban (pg 32)	91.7%	90.3%	89.5%	86.7%	86.0%
Economic Occupancy - REIT Suburban (pg 32)	95.1%	95.2%	95.1%	94.3%	93.7%
Economic Occupancy - REIT Total (pg 32)	94.1%	93.9%	93.6%	92.2%	91.7%
ABR PSF - REIT Total (pg 32)	$40.01	$39.30	$38.23	$37.78	$36.88

	Current	Prior
2026 Guidance	(as of 4/28/2026)	(as of 2/10/2026)
Projected 2026 FFO As Adjusted per diluted share	$1.22 - $1.26	$1.21 - $1.25
Annual Projected Same-property NOI	5% - 9%	5% - 9%

_____________________________

1.
Includes approximately $8.4 million of income recognized in connection with a terminated lease in the first quarter of 2025.
2.
Amounts reflect gross transaction value and are presented before giving effect to the Company’s pro rata ownership interest.

Supplemental Report March 31, 2026 – 4

Market Capitalization, Liquidity & Debt Ratios
(Including pro-rata share of Investment Management debt, in thousands, except per share amounts)

	Total Market		Capitalization
	Capitalization ($)		Based on Net Debt
Equity Capitalization
Common Shares	133,514
Common Operating Partnership ("OP") Units	6,411
Combined Common Shares and OP Units [1]	139,925

Share Price at March 31, 2026	$19.12

Equity Capitalization - Common Shares and OP Units	$2,675,359
Preferred OP Units [2]	479
Total Equity Capitalization	2,675,838		64%

Debt Capitalization
Consolidated Secured Debt	624,764
Consolidated Revolving Credit	91,500
Consolidated Unsecured Notes Payable	880,012
Consolidated Principal Debt	1,596,276
Less: Net unamortized premium	(700)
Add: Deferred financing fees	8,684
Consolidated Debt	1,604,260
Adjustment to reflect pro-rata share of debt	(38,860)
Total Pro-Rata Debt Capitalization	1,565,400		36%

Total Market Capitalization	$4,241,238		100%

Pro-Rata Liquidity
Cash, cash equivalents and restricted cash	$43,340
Unsettled ATM forward equity contracts	239,225
Net debt	$1,282,835

Pro-Rata EBITDA Annualized (page 8)	$260,424
Pro-Rata Adjusted EBITDA Annualized (page 8)	$234,444

Ratios[3]:
Debt + Preferred Equity (Preferred OP Units) Total Market Capitalization	37%
Net Debt + Preferred Equity Total Market Capitalization	30%
Net Debt/Adjusted EBITDA	5.5	x

_____________________________

1.
Does not include the unsettled Common Shares sold under the Forward Equity Offerings.
2.
Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP Units multiplied by the Common Share price at quarter end.
3.
Ratios consider our pro-rata share of debt and net debt is net of cash, cash equivalents and restricted cash and unsettled forward equity.

Supplemental Report March 31, 2026 – 5

Equity
(in thousands)

Changes in Total Outstanding Common				Weighted Average
Shares and OP Units				Diluted EPS		Diluted FFO
	Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Balance at 12/31/2025	131,037	5,421	136,458
Vesting RS and LTIPs	12	1,008	1,020
OP Conversions	18	(18)	—
Common Shares Issued Upon Forward Settlement	2,445	—	2,445
Other	2	—	2
Balance at 3/31/2026	133,514	6,411	139,925	131,332	131,332	139,733	139,733

Forward Equity Offerings	Shares	Net Proceeds [1]

Beginning balance 12/31/2025	14,739	$295,461
Shares sold	—	—
Shares settled	(2,445)	(55,888)
Current-value settlement adjustments [1]	—	(348)
Ending balance as of 3/31/2026 [2]	12,294	$239,225

_____________________________

1.
Amounts received upon settlement are subject to customary adjustments in accordance with the forward sales contracts, which are reflected in settlement adjustments above.
2.
Ending balance reflects the fair value of the shares unsettled as of March 31, 2026.

Supplemental Report March 31, 2026 – 6

Funds from Operations (“FFO”), FFO As Adjusted, Adjusted Funds from Operations (“AFFO”)
(in thousands, except per share amounts)

	Quarter Ended	Quarter Ended
	March 31, 2026	March 31, 2025
Funds from operations ("FFO"):
Net Income attributable to Acadia	$30,477	$1,608
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share other than Common OP Units)	35,851	31,607
Gain on disposition on real estate properties (net of noncontrolling interest share other than Common OP Units)	(30,954)	—
Impairment charges (net of noncontrolling interest share other than Common OP Units)	—	1,583
Loss on change in control (net of noncontrolling interest share other than Common OP Units)	—	9,622
Income attributable to noncontrolling interests' share in Operating Partnership	1,501	163
FFO to Common Shareholders and Common OP Unit holders - Diluted	$36,875	$44,583

Transaction and other expenses [1]	4,358	526
Unrealized holding loss (gain) (net of noncontrolling interest share)	616	(1,672)
Tenant lease settlement	—	(8,309)
FFO As Adjusted to Common Shareholder and Common OP Unit holders	$41,849	$35,128

Adjusted Funds from operations ("AFFO"):
FFO	$36,875	$44,583
Unrealized holding loss (gain) (net of noncontrolling interest share)	616	(1,672)
Straight-line rent, net	37	(341)
Above/below-market rent	(2,562)	(2,419)
Amortization of finance costs	1,618	1,488
Above/below-market interest	(155)	(128)
Non-real estate depreciation	93	90
Stock-based compensation	6,189	2,400
Leasing commissions	(1,447)	(1,343)
Tenant improvements	(2,694)	(4,881)
Maintenance capital expenditures	(1,735)	(1,021)
AFFO to Common Shareholders and Common OP Unit holders	$36,835	$36,756

FFO per Diluted Common Share and Common OP Unit	$0.26	$0.34
FFO As Adjusted per Diluted Common Share and Common OP Unit	$0.30	$0.27

Total weighted-average diluted shares and OP Units	139,733	129,363

Additional Disclosures:
Dividends Declared (per Common Share/OP Units)	$0.20	$0.20
Dividends (Shares) & Distributions (OP Units Declared)	$28,320	$27,636
FFO Payout Ratio	77%	62%
FFO As Adjusted Payout Ratio	68%	79%
AFFO Payout Ratio	77%	75%

_____________________________

1.
Transaction and other expenses include those costs that the Company believes are not reflective of ongoing core operating results including investment transaction costs, debt extinguishment costs and employee retirement costs.

Supplemental Report March 31, 2026 – 7

EBITDA
(in thousands)

	Quarter Ended
	March 31,
	2026		2025

Net income (loss) attributable to Acadia shareholders	$30,477		$1,608

Adjustments: [1]
Depreciation and amortization	35,944		31,697
Interest expense	15,169		12,739
Above/below-market interest	(155)		(128)
Provision for income taxes	42		96
Amortization of finance costs	1,618		1,488
Noncontrolling interest - OP	1,496		96
EBITDA	$84,591		$47,596

Gain on disposition of properties	(30,954)		—
Unrealized holding loss (gain) on investments	616		(1,672)
Transaction and other expenses [2]	4,358		—
Impairment charges	—		1,583
Loss on change in control	—		9,622
Adjusted EBITDA	$58,611		$57,129

Fixed-Charge Coverage Ratios
Adjusted EBITDA[1] divided by:	$58,611		$57,129

Interest expense	15,169		12,739
Principal Amortization	1,499		1,513
Preferred Dividends[3]	5		67
Total Fixed Charges	16,673		14,319

Fixed-Charge Coverage Ratio - REIT Portfolio and Investment Management	3.5	x	4.0	x

	EBITDA
	Year to Date	Year ended
Reconciliation of EBITDA to Annualized EBITDA	March 31, 2026	December 31, 2025

Year to Date EBITDA as reported	$84,591	$236,728
Add: Annualized EBITDA	175,833	—
Annualized EBITDA	260,424	236,728

Year to Date Adjusted EBITDA as reported	$58,611	$236,728
Add: Annualized EBITDA	175,833	—
Annualized Adjusted EBITDA	234,444	236,728

Year to Date Realized gain and Promote as reported	—	14,454
Annualized Adjusted EBITDA excluding realized gains	$234,444	$222,274

_____________________________

1.
These amounts represent the Company’s pro-rata share of consolidated and unconsolidated investments.
2.
Transaction and other expenses include those costs that the Company believes are not reflective of ongoing core operating results including investment transaction costs, debt extinguishment costs and employee retirement costs.
3.
Represents preferred distributions on Preferred Operating Partnership Units

Supplemental Report March 31, 2026 – 8

Same Property Performance – REIT Portfolio[1]
(in thousands)

	Quarter Ended March 31,
	2026	2025	% Change

Summary
Minimum rents	$42,371	$40,002	5.9%
Expense reimbursements	11,247	10,181	10.5%
Other property income	1,091	1,259	(13.3)%

Total Revenue	54,709	51,442	6.4%

Expenses
Property operating - CAM & Real estate taxes	14,406	13,398	7.5%
Other property operating (Non-CAM)	1,461	1,366	7.0%

Total Expenses	15,867	14,764	7.5%

Same Property NOI - REIT properties	$38,842	$36,678	5.9%

Reconciliation of Same Property NOI to REIT Portfolio NOI
NOI of Properties excluded from Same Property NOI	2,973	52
REIT Portfolio NOI	$41,815	$36,730

Other same property information
Economic Occupancy at the end of the period	94.0%	91.8%
Leased Occupancy at the end of the period	95.1%	95.7%

_____________________________

1.
The above amounts include the pro-rata share of the Company’s REIT Portfolio consolidated and unconsolidated investments.

Supplemental Report March 31, 2026 – 9

New and Renewal Rent Spreads – REIT Portfolio[1]

	Quarter Ended
	March 31, 2026
	GAAP [2]	Cash [3]
New Leases
Number of new leases executed	1	1
GLA	20,214	20,214
New base rent	$37.51	$34.00
Previous base rent	$25.02	$26.04
Average cost per square foot	$173.55	$173.55
Weighted Average Lease Term (years)	15.0	15.0
Percentage growth in base rent	49.9%	30.6%

Renewal Leases
Number of renewal leases executed	11	11
GLA	162,160	162,160
New base rent	$49.90	$47.34
Expiring base rent	$41.28	$43.03
Average cost per square foot	$3.70	$3.70
Weighted Average Lease Term (years)	4.9	4.9
Percentage growth in base rent	20.9%	10.0%

Total New and Renewal Leases
Number of new and renewal leases executed	12	12
GLA commencing	182,374	182,374
New base rent	$48.52	$45.86
Expiring base rent	$39.48	$41.15
Average cost per square foot	$22.53	$22.53
Weighted Average Lease Term (years)	6.0	6.0
Percentage growth in base rent	22.9%	11.4%

_____________________________

1.
Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's construction and/or redevelopment projects (see Development and Redevelopment Activity page of this Supplemental Report) in both new and renewal leases. Renewal leases include exercised options.
2.
Rents are calculated on a straight-line (GAAP) basis and do not incorporate above- or below-market lease adjustments.
3.
Rents have not been calculated on a straight-line basis. The previous (or expiring) rent reflects the amount at the time of lease expiration, while the new rent represents the amount payable at lease commencement.
(1)

Supplemental Report March 31, 2026 – 10

68-4

Transactional Activity
(in thousands)

Property Acquisitions and Dispositions
Property Name	Location	Date of Transaction	Transaction Amount [1]	Ownership % [2]	Investment Management Share	Acadia Share

ACQUISITIONS [3]

REIT Portfolio:
1045 and 1165 Madison Avenue	New York, NY	January 2026	$21,313	100%	$—	$21,313
Rhode Island Place (Strategic Add-on)	Washington D.C	March 2026	9,464	100%	—	9,464
846 W. Armitage Avenue (Strategic Add-on)	Chicago, IL	March 2026	4,440	100%	—	4,440
225 Worth Avenue	Palm Beach, FL	March 2026	43,480	100%	—	43,480
4-6 and 28 Newbury Street[3]	Boston, MA	April 2026	108,850	100%	—	108,850
Subtotal REIT Portfolio:			187,547		—	187,547

Investment Management:
Other Co-Investment Vehicles:
Shops at Skyview[4]	Queens, NY	January 2026	424,140	20%	—	84,828

TOTAL ACQUISITIONS			$611,687		$—	$272,375

RECAPITALIZATIONS
Investment Management:
Other Co-Investment Vehicles:
Atlantic Portfolio [4]	Various	February 2026	$373,203	20%	—	$74,641
Avenue at West Cobb[4]	Marietta, GA	February 2026	62,706	20%	—	12,541
Pinewood Square[4]	Lake Worth, FL	March 2026	68,206	20%	—	13,641
Subtotal Investment Management:			$504,115		—	$100,823
TOTAL RECAPITALIZATIONS

DISPOSITIONS

Investment Management: [2]
FUND IV:
1964 Union Street	San Francisco, CA	March 2026	$2,600	90%	$2,340	$541
650 Bald Hill Road	Warwick, RI	April 2026	20,500	90%	18,450	4,266
			23,100		20,790	4,807
Fund V:
Landstown Commons	Virginia Beach, VA	January 2026	102,000	100%	102,000	20,502
Atlantic Portfolio [4]	Various	February 2026	$371,863	100%	371,863	74,744
			473,863		473,863	95,246

TOTAL DISPOSITIONS			$496,963		$494,653	$100,053

Structured Financing Activity
Note Description	Transaction Type	Date of Transaction	Transaction Amount	Acadia Share

Shops at Skyview[5]	Preferred Equity	January 2026	$41,700	$33,360
Atlantic Portfolio (TPG Recapitalization)[6]	Preferred Equity	February 2026	27,500	22,000
			$69,200	$55,360

_____________________________

Supplemental Report March 31, 2026 – 11

Notes to Transactional Activity
(in thousands)

1.
Transaction amounts include capitalized costs, where applicable. Refer to Note 2 in the Company’s latest Form 10-Q or 10-K for further discussion of any such transactions.
2.
Ownership percentages for those properties in Funds II, III, IV, and V within our Investment Management platform represent the respective Investment Management’s ownership, not the Company’s proportionate share.
3.
Acquisitions that closed after March 31, 2026 do not reflect certain acquisitions costs that may be subsequently capitalized.
4.
The difference between the acquisition amounts and the disposition amounts are due to acquisition costs, which are included in the acquisition amount only.
5.
The Company provided a $41.7 million preferred equity investment to the venture, of which it also holds a 20% ownership interest. The transaction amount presented reflects the Company’s preferred equity investment net of the portion attributable to its ownership interest.
6.
The Company provided a $27.5 million preferred equity investment to the venture, of which it also holds a 20% ownership interest. The transaction amount presented reflects the Company’s preferred equity investment net of the portion attributable to its ownership interest.

Supplemental Report March 31, 2026 – 12

2026 Guidance

The Company is increasing its previously issued guidance for Earnings per Share from $0.24-0.26 to $0.37-$0.39 and FFO As Adjusted from $1.21-$1.25 per share to $1.22-$1.26 per share.

The following updated guidance is based upon Acadia’s current view of market conditions and assumptions for the year ended December 31, 2026.

	2026 Guidance [1]
	Revised	Prior

Net earnings per share attributable to Acadia	$0.37-$0.39	$0.24-$0.26
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share other than Common OP Units)	0.95-0.97	0.95-0.97
Gain on disposition on real estate properties (net of noncontrolling interest share other than Common OP Units)	(0.22)	(0.04)
Adjustment of redeemable noncontrolling interest to estimated redemption value	0.04	—
Noncontrolling interest in Operating Partnership	0.03	0.03
NAREIT Funds from operations per share attributable to Common Shareholders and Common OP Unit holders	$1.17-$1.21	$1.18-$1.22
Adjustments to FFO:
Transaction and other expenses [2]	0.05	0.03
Funds From Operations As Adjusted per share attributable to Common Shareholders and Common OP Unit holders [3]	$1.22-$1.26	$1.21-$1.25

_____________________________

1.
Totals may not foot due to rounding.
2.
Transaction and other expenses include those costs that the Company believes are not reflective of ongoing core operating results, including investment transaction costs, debt extinguishment costs and employee retirement costs.
3.
Refer to the Important Notes for the definition of FFO As Adjusted.

Supplemental Report March 31, 2026 – 13

Consolidated Statements of Operations
(in thousands)

March 31, 2026 [1]
Quarter
Revenues
Rental income	$98,568
Other	4,424
Total revenues	102,992
Expenses
Depreciation and amortization	40,155
General and administrative	15,303
Real estate taxes	12,922
Property operating	18,249
Total expenses	86,629

Gain on disposition of properties	142,148
Operating income	158,511
Equity in losses of unconsolidated affiliates	(1,508)
Interest income	4,788
Unrealized holding losses on investments and other	(616)
Interest expense	(22,052)
Income from continuing operations before income taxes	139,123
Income tax provision	(12)
Net income	139,111
Net loss attributable to redeemable noncontrolling interests	698
Net income attributable to noncontrolling interests	(109,332)
Net income attributable to Acadia shareholders	$30,477

March 31, 2026 [1]
Quarter
Reconciliation of Revenues to Consolidated GAAP Revenues
Total Revenues	$95,954
Straight-line rent income	166
Above/below-market rent income	3,362
Asset and property management fees	1,311
Investment management fees	2,216
Other income adjustments	(17)
Consolidated Total GAAP Revenues	$102,992

Reconciliation of Property Operating Expenses to Consolidated GAAP Property Operating Expenses
Property operating - CAM and Other	$14,670
Asset and property management expense	3,526
Other	53
Consolidated Total GAAP Property Operating Expenses	$18,249

Supplemental Report March 31, 2026 – 14

Consolidated Statements of Operations - Detail
(in thousands)

March 31, 2026 [1]
REIT PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	Quarter
REVENUES
Minimum rents	$74,284
Expense reimbursements - CAM	10,132
Expense reimbursements - Taxes	9,743
Percentage rent and other property income	1,795
Total Revenues	95,954

EXPENSES
Property operating - CAM	14,670
Real estate taxes	12,922
Asset and property management expense	3,526
Total Expenses	31,118

NET OPERATING INCOME - PROPERTIES	64,836

OTHER INCOME (EXPENSE)
Interest income	4,788
Straight-line rent income	166
Above/below-market rent income	3,362
Interest expense [2]	(22,052)
Other income	203
REIT PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	51,303

FEE AND OTHER INCOME [3]
Asset and property management fees	1,311
Investment management fees	2,216
Total Investment Management Fee Income	3,527

Transactional and other expenses	(273)
Total Investment Management Fee Income and Other Transactional Expenses	3,254

Unrealized losses on investments and other	(616)
Income tax provision	(12)
Total Fee and Other Income	2,626

Administrative and Other Expenses	(15,303)

Depreciation and amortization	(40,062)
Non-real estate depreciation and amortization	(93)
Gain on disposition of properties	142,148
Gain (loss) before equity in earnings and noncontrolling interests	140,619

Equity in losses of unconsolidated affiliates	(1,508)
Noncontrolling interests (including redeemable noncontrolling interests)	(108,634)

NET INCOME ATTRIBUTABLE TO ACADIA SHAREHOLDERS	$30,477

Supplemental Report March 31, 2026 – 15

Statements of Operations – Pro-Rata Adjustments [7]
(in thousands)

	Quarter Ended March 31, 2026
REIT PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
REVENUES
Minimum rents	$(23,947)	$13,148
Expense reimbursements - CAM	(4,171)	2,284
Expense reimbursements - Taxes	(3,522)	2,010
Percentage rent and other property income	(536)	648
Total Revenues	(32,176)	18,090

EXPENSES
Property operating - CAM	(5,150)	2,681
Real estate taxes	(4,121)	2,820
Asset and property management expense	(1,290)	752
Total Expenses	(10,561)	6,253

NET OPERATING INCOME - PROPERTIES	(21,615)	11,837

OTHER INCOME (EXPENSE)
Interest income	(179)	19
Straight-line rent income	(241)	38
Above/below-market rent (expense) income	(1,530)	730
Interest expense [2]	10,679	(5,557)
Other (expense) income	(7)	6
REIT PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	(12,893)	7,073

FEE AND OTHER INCOME [3]
Asset and property management fees	2,279	92
Investment management fees	1,597	78
Total Investment Management Fee Income	3,876	170

Transactional and other expenses	—	—
Total Investment Management Fee Income and Other Transactional Expenses	3,876	170

Unrealized losses on investments and other	—	—
Income tax provision	(25)	(5)
Total Fee and Other Income	3,851	165

Administrative and Other Expenses	604	(463)

Depreciation and amortization	12,494	(8,283)
Non-real estate depreciation and amortization	—	—
Loss (gain) on disposition of properties	(111,194)	—
Gain (loss) before equity in earnings and noncontrolling interests	(107,138)	(1,508)

Equity in losses of unconsolidated affiliates	—	—
Noncontrolling interests (including redeemable noncontrolling interests) [6]	(1,496)	—

NET INCOME (LOSS) ATTRIBUTABLE TO ACADIA SHAREHOLDERS	$(108,634)	$(1,508)

Supplemental Report March 31, 2026 – 16

Balance Sheet
(in thousands)

ASSETS	Consolidated Balance Sheet	Line Item Details:
Real estate
Buildings and improvements	$3,057,952	Real estate under development (REIT):	$178,050
Tenant improvements	321,489
Land	1,100,492	Summary of other assets, net:
Construction in progress	26,266	Deferred charges, net	$40,517
Right-of-use assets - finance leases	61,366	Accrued interest receivable	9,028
	4,567,565	Due from seller	1,654
Less: Accumulated depreciation and amortization	(979,837)	Prepaid expenses	13,020
Operating real estate, net	3,587,728	Other receivables	3,925
Real estate under development	178,050	Income taxes receivable	1,273
Net investments in real estate	3,765,778	Corporate assets, net	550
Notes receivable, net ($2,176 of allowance for credit losses)	154,430	Deposits	10,577
Investments in and advances to unconsolidated affiliates	275,770	Derivative financial instruments	12,905
Lease intangibles, net	96,652	Total	$93,449
Other assets, net	93,449
Right-of-use assets - operating leases, net	22,596	Summary of accounts payable and other liabilities:
Cash and cash equivalents	31,415	Lease liability - finance leases, net	$32,287
Restricted cash	17,374	Accounts payable and accrued expenses	68,407
Straight-line rents receivable, net	40,846	Deferred income	24,663
Rents receivable, net	15,413	Tenant security deposits, escrows, and other	16,841
Assets of property held for sale	18,932	Derivative financial instruments	688
Total assets	$4,532,655	Total	$142,886

Liabilities:
Mortgage and other notes payable, net	$624,764
Unsecured notes payable, net	880,012
Unsecured line of credit	91,500
Accounts payable and other liabilities	142,886
Lease liabilities - operating leases	24,918
Dividends and distributions payable	28,421
Lease intangibles, net	79,768
Distributions in excess of income from, and investments in, unconsolidated affiliates	16,241
Liabilities of property held for sale	161
Total liabilities	1,888,671
Commitments and contingencies
Redeemable noncontrolling interests	8,457
Equity:
Acadia Shareholders' Equity
Common shares, $0.001 par value per share, authorized 200,000,000 shares, issued and outstanding 133,513,864 and 131,036,560 shares as of March 31, 2026 and December 31, 2025, respectively	134
Additional paid-in capital	2,755,574
Accumulated other comprehensive income	20,057
Distributions in excess of accumulated earnings	(498,735)
Total Acadia shareholders’ equity	2,277,030
Noncontrolling interests	358,497
Total equity	2,635,527
Total liabilities, redeemable noncontrolling interests, and equity	$4,532,655

Supplemental Report March 31, 2026 – 17

Balance Sheet – Pro-rata Adjustments [7]
(in thousands)

ASSETS	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
Real estate
Buildings and improvements	$(440,879)	$318,265
Tenant improvements	(33,914)	14,632
Land	(162,498)	123,340
Construction in progress	(3,324)	1,907
Right-of-use assets - finance leases	(21,584)	21,817
	(662,199)	479,961
Less: Accumulated depreciation and amortization	105,730	(62,959)
Operating real estate, net	(556,469)	417,002
Real estate under development	—	2,217
Net investments in real estate	(556,469)	419,219
Notes receivable, net	52,590	55,373
Investments in and advances to unconsolidated affiliates	(21,242)	(231,806)
Lease intangibles, net	(18,271)	49,714
Other assets, net	10,177	7,928
Right-of-use assets - operating leases, net	(1,127)	—
Cash and cash equivalents	(15,376)	9,278
Restricted cash	(2,956)	3,605
Straight-line rents receivable, net	(6,183)	4,554
Rents receivable, net	(4,612)	1,621
Assets of property held for sale	(27,953)	17,426
Total assets	$(591,422)	$336,912

Liabilities:
Mortgage and other notes payable, net	$(327,606)	$289,931
Unsecured notes payable, net	361	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(36,527)	34,454
Lease liabilities - operating leases	(1,175)	4
Dividends and distributions payable	—	—
Lease intangibles, net	(18,156)	28,764
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(16,241)
Liabilities of property held for sale	(161)	—
Total liabilities	(383,264)	336,912
Commitments and contingencies
Acadia Shareholders' Equity
Common shares, $0.001 par value per share, authorized 200,000,000 shares, issued and outstanding 133,513,864 and 131,036,560 shares as of March 31, 2026 and December 31, 2025, respectively	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive income	—	—
Distributions in excess of accumulated earnings	—	—
Total Acadia shareholders’ equity	—	—
Noncontrolling interests	(208,158)	—
Total equity	(208,158)	—
Total liabilities, redeemable noncontrolling interests, and equity	$(591,422)	$336,912

_____________________________

Supplemental Report March 31, 2026 – 18

Notes to Financial Statements

1.
Results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
2.
Net of consolidated capitalized interest of $2.2 million, or $2.1 million at the Company’s pro-rata share, for the three months ended March 31, 2026.
3.
Refer to Fee Income Detail page in the Supplemental Report.
4.
Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and redeemable noncontrolling interests.
5.
Represents the Company’s pro-rata share of unconsolidated investments (which consists of unconsolidated REIT properties but also includes Investment Management assets that are held off-balance sheet), each of which are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.
6.
This represents the income allocable to Operating Partnership Units of $1.5 million for the three months ended March 31, 2026.
7.
The Company currently has controlling ownership interests in both (a) Investment Management (represented by Funds II, III, IV & V) and (b) non-wholly owned REIT assets. All properties which the Company is deemed to control are consolidated within the Company's financial statements.

Supplemental Report March 31, 2026 – 19

Fee Income Detail [1]
(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other [2]	Total
Quarter Ended March 31, 2026
Asset and property management fees	$58	—	$412	$1,909	$1,303	$3,682
Leasing, Construction, and Development fees and other	12	94	163	1,415	2,207	3,891
Total fees	$70	$94	$575	$3,324	$3,510	$7,573

_____________________________

1.
Fees are shown at the Company's pro-rata share and can be derived from the Consolidated Statements of Operations - Detail and Statements of Operations - Pro-Rata Adjustments. The components of the total fee income to the Company are derived by the fees included on the Consolidated Statements of Operations and the Company's share of fees from the Noncontrolling Interests in Consolidated Subsidiaries and the Company's share of fee income from Unconsolidated Subsidiaries.
2.
“Other” includes fees generated from non-wholly owned joint ventures (within both the REIT Portfolio and Investment Management) as well as third-party managed assets.

Supplemental Report March 31, 2026 – 20

Structured Financing Portfolio
(in thousands)

	December 31, 2025			Quarter Ended March 31, 2026
	Principal	Accrued	Ending		Repayments/	Current	Accrued	Ending	Stated Interest	Effective Interest	Maturity
Investment	Balance	Interest	Balance	Issuances	Conversions	Principal	Interest	Balance	Rate	Rate	Dates [1,3]
First mortgage notes [1,2]	$59,801	$3,809	$63,610	$—	$—	$59,801	$3,809	$63,610	5.99%	6.52%	Sept 2026

Other notes [2]	149,817	24,122	173,939	55,449	—	205,266	24,122	229,388	9.47%	9.60%	Nov 2026 - Feb 2029

Total notes receivable	$209,618	$27,931	$237,549	$55,449	$—	$265,067	$27,931	$292,998	8.68%	8.91%

Reconciliation of Notes Receivable to the Pro-Rata Balance Sheet:

Total Notes Receivable per above						$265,067
Allowance for credit loss [4]						(2,674)
Total pro-rata Notes Receivable						$262,393

_____________________________

1.
One note in the principal amount of $17.8 million was in default at March 31, 2026.
2.
Certain of the first mortgage notes and other notes enable the borrower to prepay or convert its obligations prior to the stated maturity date without penalty.
3.
Certain first mortgage notes have extension options subject to customary conditions.
4.
Allowance for credit loss includes the $0.5 million allowance for credit loss related to the City Point Loan which is classified as redeemable noncontrolling interests in the Company’s consolidated financial statements in accordance with GAAP.

Supplemental Report March 31, 2026 – 21

9

Net Asset Valuation Information
(in thousands)

	REIT	FUND II [3]	FUND III	FUND IV	FUND V	Other Co-Investment Vehicles [5]

Acadia Ownership Percentage	N/A	80.00%	24.54%	23.12%	20.10%	5% to 20%

Current Quarter NOI
At Pro-Rata [1]
Net Operating Income (loss) [2]	$41,815	N/A3	$(11)	$657	$4,204	$4,938
Less:
Net operating income from properties sold or assets held for sale	—	N/A3	2	(153)	(1,038)	—
Net operating (loss) income from pre-stabilized assets, development and redevelopment projects [4]	(1,527)	N/A 3	9	(242)	—	—
Net Operating Income of stabilized assets	$40,288	N/A 3	$—	$262	$3,166	$4,938

Costs to Date (Pro-Rata)
Assets held for sale	$—	N/A [3]	$—	$—	$—	$—
Pre-stabilized assets [4]	337,937	N/A [3]	—	17,481	—	—
Development and redevelopment projects [6]	528,500	N/A 3	8,300	27,800	—	—
Total Costs to Date	$866,437	N/A 3	$8,300	$45,281	$—	$—

Debt (Pro-Rata)	$1,189,962	$103,642	$—	$23,165	$94,378	$154,253

_____________________________

1.
This Net Asset Valuation Information page shows Acadia’s pro-rata portion of the REIT and Investment Management Net Operating Income.
2.
Does not include a full quarter of NOI for any assets purchased during the current quarter. See Transactional Activity page in this Supplemental Report for descriptions of those acquisitions.
3.
Fund II has been substantially liquidated except for its investment in City Point. Amounts omitted as only remaining asset is City Point.
4.
Pre-stabilized assets consist of the following projects for REIT: Route 6 Mall, 664 N. Michigan Avenue, 651-671 West Diversey, Henderson Avenue, City Center, and 1801-03 Connecticut Ave; Fund II: City Point; Fund IV: 210 Bowery, 801 Madison, and 27 E 61st Street.
5.
Other Co-investment vehicles currently include the Company’s ownership interest in Shops at Grand Avenue, Walk at Highwoods Preserve, LINQ Promenade, Shops at Skyview, Pinewood Square, Avenue at West Cobb, and Atlantic Portfolio.
6.
Refer to Development and Redevelopment Activity page for projects.

Supplemental Report March 31, 2026 – 22

Development and Redevelopment Activity

					Acadia's Pro-rata Share (in millions)
Property	AKR Pro-rata share	Location	Estimated Stabilization	Est. Sq ft Upon Completion	Costs incurred from development / redevelopment	Total Costs to Date [2]	Estimated Future Range		Estimated Total Range
REIT

Development:
Henderson Avenue Expansion [1]	100.0%	Dallas, TX	2027/2028	176,000	$106.7	$106.7	$82.3	$101.2	$189.0	$207.9

Redevelopment:
555 9th Street	100.0%	San Francisco, CA	TBD	149,000	22.0	163.7	3.0	13.0	166.7	176.7
840 N. Michigan Avenue	94.4%	Chicago, IL	TBD	87,000	0.2	156.6	TBD	TBD	TBD	TBD
Brandywine Holdings	100.0%	Wilmington, DE	2026	138,000	4.1	28.1	6.0	8.0	34.1	36.1
Westshore Expressway	100.0%	Staten Island, NY	TBD	55,000	—	18.6	TBD	TBD	TBD	TBD
Mark Plaza	100.0%	Edwardsville, PA	TBD	107,000	—	3.7	TBD	TBD	TBD	TBD
Bedford Green	100.0%	Bedford Hills, NY	TBD	91,000	0.4	51.1	TBD	TBD	TBD	TBD
Total REIT Redevelopment					$26.7	$421.8	$9.0	$21.0	$200.8	$212.8

Total REIT Development and Redevelopment					$133.4	$528.5	$91.3	$122.2	$389.8	$420.7

INVESTMENT MANAGEMENT

Development:
FUND III
Broad Hollow Commons	24.5%	Farmingdale, NY	2026/2027	TBD	$5.3	$8.3	TBD	TBD	TBD	TBD

Redevelopment:
FUND IV
717 N. Michigan Avenue	23.1%	Chicago, IL	TBD	TBD	0.9	27.8	TBD	TBD	TBD	TBD
Total Investment Management Development and Redevelopment					$6.2	$36.1	$—	$—	$—	$—

Total REIT and Investment Management Development and Redevelopment					$139.6	$564.6	$91.3	$122.2	$389.8	$420.7

_____________________________

1.
The Company intends to partner with Ignite-Rebees DevCo LLC, and expects to retain a controlling 95% interest.
2.
Total costs includes the original acquisition cost of the asset. The Company is not currently capitalizing interest or carrying costs for those assets included in “Redevelopment” assets and “Fund III development” above.

Supplemental Report March 31, 2026 – 23

Development and Redevelopment Activity

Property	AKR Pro-rata share	Location	Estimated Stabilization	Est. Sq ft Upon Completion
Pre-Stabilized:
210 Bowery (Fund IV)	23.1%	New York, NY	2026	2,538
801 Madison (Fund IV)	23.1%	New York, NY	2026	2,522
27 E 61st Street (Fund IV)	23.1%	New York, NY	2026	4,177
1035 Third Avenue (Fund IV)	23.1%	New York, NY	2026	N/A
Henderson Avenue (REIT)	100.0%	Dallas, TX	2026/2027	62,000
City Center (REIT)	100.0%	San Francisco, CA	2026/2027	241,000
Route 6 Mall (REIT)	100.0%	Honesdale, PA	2026	154,000
City Point (Fund II)	80.0%	Brooklyn, NY	2026/2027	536,198
651-671 West Diversey (REIT)	100.0%	Chicago, IL	2026/2027	40,000
1801-03 Connecticut Avenue (REIT)	100.0%	Washington, D.C.	2027	10,500

Supplemental Report March 31, 2026 – 24

Portfolio Debt – Summary
(in thousands)

	Acadia Pro-Rata Share of Debt [2]
	REIT Portfolio		Investment Management		Total					Reconciliation to Consolidated Debt as Reported
Debt Type	Principal Balance	WA Years to Maturity [6]	Principal Balance	WA Years to Maturity [6]	Principal Balance	WA Years to Maturity [6]	Swap Notional	Adjusted Debt Total	Interest Rate	Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Fixed-Rate Debt [1]	$267,347	2.7	$21,223	1.2	$288,570	2.6	$1,069,071	$1,357,641		$123,762	$(175,933)	$1,305,470
Variable-Rate Debt [5]	922,615	2.8	354,215	2.2	1,276,830	2.6	(1,069,071)	207,759		204,736	(113,705)	298,790

Total	$1,189,962	2.7	$375,438	2.1	$1,565,400	2.6	$—	$1,565,400	4.5%	$328,498	$(289,638)	1,604,260

Unamortized premium					535							700
Net unamortized loan costs					(11,567)							(8,684)
Contingent loan obligation					4,411							—
Total					$1,558,779							$1,596,276

_____________________________

1.
Fixed-rate debt includes notional principal fixed through swap transactions. The interest rate includes the impact of swaps; refer to the Swap Interest Rate Summary page.
2.
Represents the Company's pro-rata share of debt based on its percent ownership.
3.
Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4.
Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.
5.
Variable-rate debt includes certain borrowings that are subject to interest rate cap agreements.
6.
Based on debt maturity date without regard to available extension options.

Supplemental Report March 31, 2026 – 25

Portfolio Debt – Detail
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		March 31, 2026	Percent	Amount	Rate	Maturity Date	Options

REIT PORTFOLIO

Fixed-Rate Debt

840 N. Michigan Avenue [2]		$30,000	94.35%	$28,305	N/A	12/10/26	None
239 Greenwich Avenue		25,705	75.00%	19,279	4.00%	07/10/27	1x60 mos.
$20M Senior Note, Series A		20,000	100.00%	20,000	5.86%	08/21/27	None
Georgetown Portfolio (2008 Investment)		13,311	50.00%	6,656	4.72%	12/10/27	None
555 9th Street		55,000	100.00%	55,000	3.99%	01/01/28	1x24 mos.
State & Washington		19,777	100.00%	19,777	4.40%	09/05/28	None
$80M Senior Note, Series B		80,000	100.00%	80,000	5.94%	08/21/29	None
North & Kingsbury		9,328	100.00%	9,328	4.01%	11/05/29	None
151 N. State Street		11,336	100.00%	11,336	4.03%	12/01/29	None
Concord & Milwaukee		2,077	100.00%	2,077	4.40%	06/01/30	None
Gotham Plaza		28,000	49.00%	13,720	5.90%	10/05/34	None
California & Armitage		1,869	100.00%	1,869	5.89%	04/15/35	None
Sub-Total Fixed-Rate Debt		296,403		267,347

Variable-Rate Debt

Georgetown Portfolio (2016 Investment)		102,000	68.01%	69,365	SOFR+1.55%	11/06/26	2x12 mos.
Revolving Credit Facility [3]		91,500	100.00%	91,500	SOFR+1.25%	04/15/28	2x6 mos.
Term Loan A-1		400,000	100.00%	400,000	SOFR+1.40%	04/15/28	2x6 mos.
Crossroads Shopping Center		75,000	49.00%	36,750	SOFR+1.95%	11/04/29	2x12 mos.
Term Loan A-2		250,000	100.00%	250,000	SOFR+1.20%	05/29/30	None
$75 Million Term Loan		75,000	100.00%	75,000	SOFR+1.20%	07/25/30	None
Sub-Total Variable-Rate Debt		993,500		922,615
Total Debt - REIT Portfolio		$1,289,903		$1,189,962

INVESTMENT MANAGEMENT

Fixed-Rate Debt

Tri-City Plaza	Fund V	$34,901	18.09%	$6,314	6.00%	04/18/26	None
650 Bald Hill Road	Fund IV	14,453	20.81%	3,007	3.75%	06/01/26	None
Shoppes at South Hills	Fund V	32,640	18.09%	5,905	5.95%	03/01/28	1x12 mos.
Broughton Street Portfolio	Fund IV	25,939	23.12%	5,997	5.62%	06/01/28	None
Sub-Total Fixed-Rate Debt		107,933		21,223

Variable-Rate Debt [1]

New Towne Center	Fund V	15,640	20.10%	3,144	SOFR+2.20%	05/01/26	None
Frederick County Square	Fund V	24,268	18.09%	4,390	SOFR+2.51%	05/01/26	None
Fairlane Green	Fund V	30,863	20.10%	6,204	SOFR+2.30%	06/05/26	None
Trussville Promenade	Fund V	27,656	20.10%	5,559	SOFR+2.30%	06/15/26	None
Cypress Creek	Fund V	32,200	20.10%	6,472	SOFR+2.80%	09/01/26	1x12 mos.
Monroe Marketplace	Fund V	25,300	20.10%	5,085	SOFR+2.76%	11/12/26	None
Maple Tree Place	Fund V	47,743	20.10%	9,596	SOFR+2.85%	02/14/27	2x12 mos.
Wood Ridge Plaza	Fund V	35,934	18.09%	6,500	SOFR+2.90%	03/21/27	None
La Frontera	Fund V	55,500	18.09%	10,040	SOFR+2.61%	06/10/27	None
Family Center at Riverdale	Fund V	37,594	17.97%	6,757	SOFR+2.46%	11/01/27	None
Lincoln Commons	Fund V	33,684	20.10%	6,770	SOFR+3.10%	11/25/27	None
LINQ Promenade	IMP	175,000	15.00%	26,250	SOFR+1.75%	12/12/27	1x24 mos.
Santa Fe Plaza	Fund V	22,893	20.10%	4,601	SOFR+2.10%	12/20/27	2x12 mos.
Mohawk Commons	Fund V	38,924	18.09%	7,041	SOFR+2.00%	03/01/28	None
City Point	Fund II	137,500	75.38%	103,642	SOFR+1.90%	08/01/28	1x12 mos.
The Walk at Highwoods Preserve	IMP	20,500	20.00%	4,100	SOFR+2.50%	10/25/28	1x12 mos.
Acadia Strategic Opportunity Fund IV Term Loan	Fund IV	61,250	23.12%	14,161	SOFR+1.20%	12/09/28	None

Supplemental Report March 31, 2026 – 26

Portfolio Debt – Detail
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		March 31, 2026	Percent	Amount	Rate	Maturity Date	Options
Shops at Skyview	IMP	276,575	20.00%	55,315	SOFR+1.50%	01/09/29	2x12 mos.
Atlantic Portfolio	IMP	255,259	20.00%	51,052	SOFR+1.70%	02/25/29	2x12 mos.
Avenue at West Cobb	IMP	42,681	20.00%	8,536	SOFR+1.70%	02/25/29	2x12 mos.
Pinewood Square	IMP	45,000	20.00%	9,000	SOFR+1.72%	03/26/30	1x12 mos.

Sub-Total Variable-Rate Debt		1,441,964		354,215
Total Debt - Investment Management		1,549,897		375,438
Total Debt - REIT Portfolio and Investment Management		$2,839,800		$1,565,400

_____________________________

1.
The Company has hedged a portion of its variable-rate debt with multiple variable to fixed-rate swap agreements which have various maturities (see Swap Interest Rate Summary of this Supplemental report which highlights the notional and fixed base rate). The indicated maturity for each loan reflects the contractual maturity date of the loan without regard to the expiration of the related swap agreements.
2.
The Company makes cash payments at a stated interest rate of 6.5% on the outstanding principal balance. Following the modification of the loan in December 2023, the effective interest rate for GAAP purposes is zero.
3.
The interest rate on the unsecured revolving credit facility excludes a 20-basis point facility fee.

Supplemental Report March 31, 2026 – 27

Future Debt Maturities [1]
(in thousands)

REIT Portfolio	Contractual Debt Maturities			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2026	$2,198	$132,000	$134,198	$1,914	$28,305	$69,365	$99,584	—	1.55%
2027	5,266	57,537	62,803	4,953	45,053	—	50,006	4.91%	N/A
2028	1,901	561,862	563,763	1,867	70,362	491,500	563,729	4.10%	1.37%
2029	1,886	171,337	173,223	1,538	97,086	36,383	135,007	5.55%	1.95%
2030	253	326,597	326,850	253	1,597	325,000	326,850	4.40%	1.20%
Thereafter	1,043	28,023	29,066	1,043	13,743	—	14,786	5.90%	N/A
Total	$12,547	$1,277,356	$1,289,903	$11,568	$256,146	$922,248	$1,189,962

Investment Management	Contractual Debt Maturities			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2026	$2,636	$204,904	$207,540	$492	$9,298	$30,802	$40,592	5.27%	2.50%
2027	5,279	403,344	408,623	965	—	69,592	70,557	N/A	2.35%
2028	243	313,977	314,220	44	11,670	128,672	140,386	5.78%	1.85%
2029	—	574,514	574,514	—	—	114,903	114,903	N/A	1.60%
2030	—	45,000	45,000	—	—	9,000	9,000	N/A	1.72%
Thereafter	—	—	—	—	—	—	—	N/A	N/A
Total	$8,158	$1,541,739	$1,549,897	$1,501	$20,968	$352,969	$375,438

_____________________________

1.
Does not include any applicable extension options or subsequent refinancing.
2.
The amounts in the table reflect the all-in fixed rate for maturing debt with a fixed rate, and the spread above the applicable index (typically SOFR) on variable rate debt. The rate does not reflect the all-in rate for variable rate obligations. Refer to Swap Interest Rate Summary page for interest rate protection agreements that fix our variable rate debt.

Supplemental Report March 31, 2026 – 28

Future Debt Maturities – As Extended [1]
(in thousands)

REIT Portfolio	Extended Debt Maturities [1]			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2026	$2,198	$30,000	$32,198	$1,914	$28,305	$—	$30,219	—	N/A
2027	5,266	32,401	37,667	4,953	26,201	—	31,154	5.58%	N/A
2028	1,901	119,862	121,763	1,867	17,862	69,365	89,094	4.40%	1.55%
2029	1,886	588,587	590,473	1,538	97,088	491,500	590,126	5.55%	1.37%
2030	253	379,097	379,350	253	54,097	325,000	379,350	4.00%	1.20%
Thereafter	1,043	127,409	128,452	1,043	32,593	36,383	70,019	4.85%	1.95%
Total	$12,547	$1,277,356	$1,289,903	$11,568	$256,146	$922,248	$1,189,962

Investment Management	Extended Debt Maturities [1]			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2026	$2,636	$172,704	$175,340	$492	$9,298	$24,330	$34,120	5.27%	2.42%
2027	5,279	189,908	195,187	965	—	35,615	36,580	N/A	2.76%
2028	243	124,618	124,861	44	5,997	20,932	26,973	5.62%	1.47%
2029	—	434,994	434,994	—	5,673	148,189	153,862	5.95%	1.96%
2030	—	—	—	—	—	—	—	N/A	N/A
Thereafter	—	619,515	619,515	—	—	123,903	123,903	N/A	1.61%
Total	$8,158	$1,541,739	$1,549,897	$1,501	$20,968	$352,969	$375,438

_____________________________

1.
Includes the effect of all available extension options (subject to customary conditions), excludes any subsequent refinancing.
2.
The amounts in the table reflect the all-in fixed rate for maturing debt with a fixed rate, and the spread above the applicable index (typically SOFR) on variable rate debt. The rate does not reflect the all-in rate for variable rate obligations. Refer to Swap Interest Rate Summary page for interest rate protection agreements that fix our variable rate debt.

Supplemental Report March 31, 2026 – 29

Swap Interest Rate Summary [1]
(in thousands)

Maturity	Acadia's Pro-rata Notional Amount	Weighted Average Fixed SOFR [2]
April 2026	$11,020	2.9%
May 2026	3,144	3.5%
June 2026	6,191	1.2%
November 2026	73,517	3.9%
December 2026	5,964	4.3%
June 2027	5,020	3.4%
July 2027	125,000	2.1%
December 2027	110,050	2.6%
March 2028	57,039	3.2%
April 2028	75,000	3.3%
June 2028	50,000	2.9%
July 2028	25,000	3.4%
August 2028	50,000	3.4%
February 2029	50,000	1.4%
March 2029	59,588	3.3%
June 2029	25,000	0.5%
July 2029	25,000	0.1%
October 2029	4,100	4.6%
November 2029	36,750	3.8%
December 2029	87,688	3.4%
March 2030	9,000	3.8%
April 2030	50,000	3.1%
July 2030	125,000	2.7%

Total	$1,069,071	2.8%

_____________________________

1.
Includes the Company's pro-rata share of consolidated and unconsolidated interest rate swaps to hedge against interest variability on REIT and Investment Management debt.
2.
Represents the effective strike (fixed) rate on the swap, inclusive of the amortization of deferred gains/losses on terminated swaps, that the Company pays in exchange for receiving SOFR.

Supplemental Report March 31, 2026 – 30

Core Portfolio Retail Properties – Detail [1]

	Year	Acadia's	Gross Leasable Area (GLA)				Economic Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF	Key Tenants

STREET AND URBAN RETAIL
Chicago Metro						`
Gold Coast and North Michigan Ave Collection (7 properties)	2011 2012 2013	100.0%	57,577	—	—	57,577	95.1%	—%	—%	95.1%	95.1%	$11,234,469	$205.27	Kith, Lululemon, Reformation, Veronica Beard, St. Laurent, Brandy Melville, Mango
Clark Street and W. Diversey Collection (4 properties)	2011 2012	100.0%	53,099	—	—	53,099	89.0%	—%	—%	89.0%	100.0%	2,268,513	47.98	Starbucks, TJ Maxx, J Crew Factory, Trader Joe's, Sephora
Halsted and Armitage Collection (14 properties)	2011 2012 2019 2020 2026	100.0%	54,965	—	—	54,965	100.0%	—%	—%	100.0%	100.0%	3,428,491	62.38	Serena and Lily, Faherty, Jenny Kayne, Warby Parker, Kiehl's, Solidcore, Rails, Levain Bakery, Huckberry, Rothy's
North Lincoln Park Chicago Collection (6 properties)	2011 2014	100.0%	22,125	—	27,796	49,921	27.7%	—%	77.6%	55.5%	100.0%	1,070,710	38.68	Guitar Center, Carhartt
State and Washington	2016	100.0%	65,401	—	—	65,401	100.0%	—%	—%	100.0%	100.0%	2,788,546	42.64	Nordstrom Rack, Uniqlo
151 N. State Street	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,573,000	57.44	Walgreens
North and Kingsbury	2016	100.0%	41,791	—	—	41,791	100.0%	—%	—%	100.0%	100.0%	2,023,537	48.42	Old Navy, Backcountry
Concord and Milwaukee	2016	100.0%	13,147	—	—	13,147	100.0%	—%	—%	100.0%	100.0%	496,419	37.76	—
California and Armitage	2016	100.0%	—	—	18,275	18,275	—%	—%	82.6%	82.6%	82.6%	768,999	50.96	—
Roosevelt Galleria	2015	100.0%	—	—	37,995	37,995	—%	—%	89.7%	89.7%	89.7%	825,979	24.24	Petco, Vitamin Shoppe, Dollar Tree
Sullivan Center	2016	100.0%	176,104	—	—	176,104	83.8%	—%	—%	83.8%	83.8%	5,542,997	37.55	Target
			511,594	—	84,066	595,660	89.6%	—%	84.1%	88.8%	89.8%	$32,021,659	$60.51
New York Metro
Soho and West Village Collection (19 properties)	2011 2014 2019 2020 2022 2024 2025	100.0%	69,643	—	—	69,643	88.0%	—%	—%	88.0%	93.0%	$20,979,385	$342.41	Reiss, Vuori, Zimmermann, Madewell, John Varvatos Watches of Switzerland, Frame, Theory, Bang & Olufsen, Marine Layer, Faherty, Givenchy
Flatiron and Union Square Collection (3 properties)	2008 2013 2025	100.0%	23,781	—	—	23,781	100.0%	—%	—%	100.0%	100.0%	4,858,992	204.32	Nespresso, Dr. Martens
200 West 54th Street	2007	100.0%	5,932	—	—	5,932	98.8%	—%	—%	98.8%	98.8%	1,643,764	280.41	—
4401 White Plains Road	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21	Walgreens
Bartow Avenue	2005	100.0%	—	—	14,824	14,824	—%	—%	100.0%	100.0%	100.0%	510,880	34.46	Wingstop
Greenwich and Westport Collection (4 properties)	1998 2012 2014	89.5%	39,593	—	—	39,593	100.0%	—%	—%	100.0%	100.0%	4,269,869	107.84	Veronica Beard, The RealReal, Blue Mercury, Splendid, Swarovski, Watches of Switzerland

Supplemental Report March 31, 2026 – 31

Core Portfolio Retail Properties – Detail [1]

	Year	Acadia's	Gross Leasable Area (GLA)				Economic Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF	Key Tenants
2914 Third Avenue	2006	100.0%	—	21,650	18,953	40,603	—%	100.0%	100.0%	100.0%	100.0%	1,148,294	28.28	Planet Fitness
313-315 Bowery [2]	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	527,076	79.86	John Varvatos
120 West Broadway	2013	100.0%	13,838	—	—	13,838	100.0%	—%	—%	100.0%	100.0%	2,544,217	183.86	Citizens Bank, Citi Bank
2520 Flatbush Avenue	2014	100.0%	—	—	29,114	29,114	—%	100%	100.0%	100.0%	100.0%	1,297,818	44.58	Bob's Discount Furniture, Capital One
Williamsburg Bedford Avenue Collection [3]	2022	100.0%	50,842	—	—	50,842	100.0%	—%	—	100.0%	100.0%	5,860,061	115.26	Sephora, SweetGreen, Levain Bakery, Alo Yoga
Williamsburg North 6th Collection [3] (7 properties)	2024 2025	100.0%	56,015	—	—	56,015	95.8%	—%	—	95.8%	100.0%	7,764,266	144.68	Lululemon, Madewell, On Running, Abercrombie and Fitch, Birkenstock, Patagonia
991 Madison Avenue	2016	100.0%	6,919	—	—	6,919	100.0%	—%	—%	100.0%	100.0%	3,790,095	547.78	Vera Wang, Gabriela Hearst
1045 Madison Avenue	2026	100.0%	3,475	—	—	3,475	100.0%	—%	—%	100.0%	100.0%	648,000	186.47	Le Labo (Estee Lauder)
1165 Madison Avenue	2026	100.0%	4,399	—	—	4,399	100.0%	—%	—%	100.0%	100.0%	1,364,025	310.08	Todd Snyder, Swarovski
Gotham Plaza	2016	49.0%	—	—	25,931	25,931	—%	—%	75.4%	75.4%	75.4%	1,672,236	85.48	Bank of America, Footlocker, Apple Bank
			281,037	34,614	88,822	404,473	96.2%	100.0%	92.8%	95.8%	97.2%	$59,503,979	$153.63
Los Angeles Metro
8833 Beverly Blvd	2022	97.0%	9,757	—	—	9,757	100.0%	—%	—%	100.0%	100.0%	$1,390,888	$142.55	Luxury Living
Melrose Place Collection	2019	100.0%	14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	3,241,818	231.56	The Row, Chloe, Oscar de la Renta
			23,757	—	—	23,757	100.0%	—%	—%	100.0%	100.0%	$4,632,706	$195.00
District of Columbia Metro
1739-53 Connecticut Avenue	2012	100.0%	11,617	—	—	11,617	38.9%	—%	—%	38.9%	38.9%	$318,967	$70.61	TD Bank
14th Street Collection (3 properties)	2021	100.0%	19,077	—	—	19,077	76.4%	—%	—%	76.4%	76.4%	1,401,047	96.11	Verizon, Long and Foster, VSV Wine Bar, Tile Bar
Rhode Island Place Shopping Center	2012	100.0%	—	25,134	88,704	113,838	—%	100.0%	95.8%	96.7%	100.0%	2,625,967	23.85	Ross Dress for Less, Giant (Ahold), TD Bank
M Street and Wisconsin Corridor (28 Properties) [4]	2011 2016 2019	68.0%	263,112	—	—	263,112	93.4%	—%	—%	93.4%	95.4%	19,284,612	78.44	Lululemon, Duxiana, Reformation, Swarovski, Alo Yoga, Aritzia, Skims, J Crew, Google, Tesla
			293,806	25,134	88,704	407,644	90.2%	100.0%	95.8%	92.0%	94.2%	$23,630,593	$63.01
Boston Metro
165 Newbury Street	2016	100.0%	1,051	—	—	1,051	—	—%	—%	—	100.0%	$-	$-

Dallas Metro
Henderson Avenue Portfolio (7 properties)	2022 2024 2025	100.0%	27,887	31,635	—	59,522	68.7%	100.0%	—%	85.3%	85.3%	$1,630,734	$32.11	Sprouts Farmers Market, Warby Parker, Tecovas

Supplemental Report March 31, 2026 – 32

Core Portfolio Retail Properties – Detail [1]

	Year	Acadia's	Gross Leasable Area (GLA)				Economic Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF	Key Tenants
South Florida Metro
225 Worth Avenue	2026	100.0%	10,118	—	—	10,118	100.0%	—%	—%	100.0%	100.0%	$1,920,627	$189.82	Gucci, J McLaughlin, G/FORE

Total Street and Urban Retail			1,149,250	91,383	261,592	1,502,225	91.1%	100.0%	91.0%	91.6%	93.1%	$123,340,298	$89.63

Acadia Share Total Street and Urban Retail			1,060,641	91,383	248,367	1,400,392	90.9%	100.0%	91.9%	91.7%	93.1%	$115,935,874	$90.31

SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	1998	100.0%	—	43,531	100,457	143,988	—%	100.0%	89.4%	92.6%	97.8%	$3,489,390	$26.17	Walgreens, Lidl, Chase Bank, City MD, Five Below
Marketplace of Absecon	1998	100.0%	—	24,504	79,133	103,637	—%	53.9%	86.8%	79.0%	79.0%	1,610,074	19.66	Walgreens, Dollar Tree, Aldi

New York
Village Commons Shopping Center	1998	100.0%	—	—	87,239	87,239	—%	—%	88.7%	88.7%	92.6%	2,782,704	35.96	Citibank, Ace Hardware
Branch Plaza	1998	100.0%	—	76,264	47,081	123,345	—%	73.5%	89.9%	79.7%	96.1%	2,824,731	28.72	LA Fitness
Amboy Center	2005	100.0%	—	37,266	26,106	63,372	—%	100.0%	80.8%	92.1%	92.1%	2,132,557	36.53	Stop & Shop (Ahold)
Crossroads Shopping Center	1998	49.0%	—	202,727	108,801	311,528	—%	100.0%	92.9%	97.5%	97.5%	10,207,458	33.60	HomeGoods, PetSmart, BJ's Wholesale Club, O'Reilly Auto Parts
New Loudon Center	1993	100.0%	—	241,746	16,643	258,389	—%	95.0%	100.0%	95.3%	95.3%	2,378,407	9.66	Price Chopper, Marshalls
28 Jericho Turnpike	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,996,500	20.72	Kohl's

Connecticut
Town Line Plaza [5]	1998	100.0%	—	163,159	43,187	206,346	—%	100.0%	93.1%	98.5%	98.5%	1,676,450	15.81	Wal-Mart, Stop & Shop (Ahold)

Massachusetts
Methuen Shopping Center	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	56.3%	96.6%	96.6%	1,390,578	11.07	Wal-Mart, Market Basket
Crescent Plaza	1993	100.0%	—	156,985	61,017	218,002	—%	100.0%	100.0%	100.0%	100.0%	2,289,321	10.50	Home Depot, Shaw's (Albertsons)
201 Needham Street	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	711,662	34.87	Michael's
163 Highland Avenue	2015	100.0%	—	40,505	—	40,505	—%	100.0%	100.0%	100.0%	100.0%	1,675,657	41.37	Staples, Petco

Vermont
The Gateway Shopping Center	1999	100.0%	—	73,184	29,670	102,854	—%	100.0%	88.6%	96.7%	98.2%	2,309,789	23.22	Shaw's (Albertsons), Starbucks

Illinois
Hobson West Plaza	1998	100.0%	—	51,692	47,281	98,973	—%	100.0%	63.8%	82.7%	84.0%	1,084,043	13.24	Garden Fresh Markets

Supplemental Report March 31, 2026 – 33

Core Portfolio Retail Properties – Detail [1]

	Year	Acadia's	Gross Leasable Area (GLA)				Economic Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF	Key Tenants
Indiana
Merrillville Plaza	1998	100.0%	—	123,144	112,782	235,926	—%	78.9%	87.1%	82.8%	84.3%	2,966,193	15.18	Dollar Tree, TJ Maxx, DD's Discount (Ross)

Michigan
Bloomfield Town Square	1998	100.0%	—	153,332	81,619	234,951	—%	100.0%	100.0%	100.0%	100.0%	4,527,873	19.27	HomeGoods, TJ Maxx, Dick's Sporting Goods, Burlington

Delaware
Town Center and Other (1 property)	2003	100.0%	—	707,988	21,891	729,879	—%	100.0%	45.3%	98.4%	98.4%	12,873,687	17.93	Lowes, Dick's Sporting Goods, Target, Crunch Fitness
Market Square Shopping Center	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	100.0%	100.0%	100.0%	3,533,495	34.63	Trader Joe's, TJ Maxx
Naamans Road	2006	100.0%	—	—	19,865	19,865	—%	—%	100.0%	100.0%	100.0%	920,134	46.32	Jared Jewelers, American Red Cross

Pennsylvania
Plaza 422	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	971,975	6.22	Home Depot
Chestnut Hill	2006	100.0%	—	—	36,492	36,492	—%	—%	79.2%	79.2%	79.2%	770,672	26.67	—
Abington Towne Center [6]	1998	100.0%	—	184,616	32,255	216,871	—%	100.0%	100.0%	100.0%	100.0%	1,422,163	24.00	Target, TJ Maxx

Total Suburban Properties			—	2,700,237	1,037,044	3,737,281	—%	97.4%	89.3%	95.2%	96.2%	$66,545,513	$20.15

Acadia Share Total Suburban Properties			—	2,596,846	981,555	3,578,402	—%	97.3%	89.1%	95.1%	96.1%	$61,339,710	$19.49

Total REIT Properties			1,149,250	2,791,620	1,298,636	5,239,506	91.1%	97.5%	89.7%	94.2%	95.3%	$189,885,811	$40.59

Acadia Share Total REIT Properties			1,060,641	2,688,229	1,229,923	4,978,793	90.9%	97.4%	89.7%	94.1%	95.3%	$177,275,583	$40.01

_____________________________

1.
Excludes properties that are under development, redevelopment or pre-stabilized. For further detail, refer to the Development and Redevelopment Activity section of this Supplemental Report. The above economic occupancy and rent figures reflects only retail spaces where leases have commenced. Leased occupancy includes both economic leases and signed leases that have not yet commenced. ABR and ABR per square foot are based solely on economic occupancy.
2.
Represents the annual base rent paid to Acadia pursuant to a master lease and does not reflect the rent paid by the retail tenants at the property.
3.
The Company’s stated legal ownership is 49.99%. However, given the preferences embedded in its interests, the Company did not attribute any value to the 50.01% noncontrolling interest holders.
4.
Excludes 94,000 square feet of office GLA.
5.
Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded from ABR per square footage calculations.
6.
Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded from ABR per square footage calculations.

Supplemental Report March 31, 2026 – 34

REIT Portfolio – Top Tenants [1]
(Pro-Rata Basis)

	Number of	Combined		Percentage of Total [2]
Tenant	Stores	GLA	ABR	GLA	ABR

Target	3	408,895	$8,344,905	6.7%	4.5%
J. Crew Group [3]	6	34,902	5,825,185	0.6%	3.1%
Lululemon	3	22,589	4,631,384	0.4%	2.5%
Dick's Sporting Goods, Inc [4]	3	152,404	3,187,051	2.5%	1.7%
TJX Companies [5]	9	252,043	3,175,304	4.1%	1.7%
PetSmart, Inc.	4	76,257	2,934,201	1.3%	1.6%
Walgreens	4	68,393	2,887,312	1.1%	1.5%
Trader Joe's	3	42,257	2,628,360	0.7%	1.4%
Fast Retailing [6]	2	32,013	2,579,274	0.5%	1.4%
ALO Yoga	2	22,566	2,537,129	0.4%	1.4%
Kering [7]	2	9,644	2,361,012	0.2%	1.3%
LVMH [8]	5	12,669	2,167,152	0.2%	1.2%
Royal Ahold [9]	3	156,361	2,085,488	2.6%	1.1%
Albertsons Companies, Inc. [10]	2	123,409	2,061,142	2.0%	1.1%
Bob's Discount Furniture	2	68,793	2,027,670	1.1%	1.1%
Richemont [11]	3	6,839	1,830,120	0.1%	1.0%
Watches of Switzerland [12]	2	13,863	1,809,177	0.2%	1.0%
Patagonia	2	15,526	1,690,062	0.3%	0.9%
Faherty	4	10,255	1,625,065	0.2%	0.9%
Gap, Inc. [13]	3	43,986	1,576,339	0.7%	0.8%
TOTAL	67	1,573,664	$57,963,332	25.9%	31.2%

_____________________________

1.
In accordance with the Company's policy of not disclosing the terms of individual leases, this list does not include tenants that operate at only one location. The following tenants with single locations that would otherwise be included in our top 20 tenants are: Vuori (106 Spring Street), Nespresso (85 5th Avenue), Mango (664 N. Michigan Avenue), Lowe's (Town Center), Kohl's (28 Jericho Turnpike), Bang & Olufsen (121 Spring Street), and Vera Wang (991 Madison Avenue).
2.
Totals may not foot due to rounding.
3.
Madewell (4 locations), J.Crew Factory (1 location), J. Crew (1 location)
4.
Dick’s Sporting Goods (2 locations), Foot Locker (1 location)
5.
TJ Maxx (6 locations), HomeGoods (2 locations), Marshalls (1 location)
6.
Uniqlo (1 location), Theory (1 location)
7.
Yves Saint Laurent (1 location), Gucci (1 location)
8.
Sephora (2 locations), Lip Lab (2 locations), Givenchy (1 location)
9.
Stop and Shop (2 locations), Giant (1 location)
10.
Shaw’s (2 locations)
11.
Watchfinder (1 location), Chloe (1 location), G/FORE (1 location)
12.
Grand Seiko (1 location), Betteridge Jewelers (1 location)
13.
Old Navy (3 locations)

Supplemental Report March 31, 2026 – 35

REIT Portfolio – Lease Expirations
(Pro-Rata Basis)

	Street Tenants					Anchor Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	1	4,054	0.4%	$84.66	0.3%	—	—	—%	$—	—%
2026	27	70,624	7.3%	141.39	9.4%	6	287,784	12.2%	13.37	10.3%
2027	27	80,204	8.3%	104.85	7.9%	3	95,838	4.1%	17.81	4.6%
2028	22	248,171	25.7%	62.44	14.6%	10	477,731	20.2%	12.35	15.8%
2029	23	65,907	6.8%	123.77	7.7%	14	505,783	21.4%	15.50	20.9%
2030	26	111,042	11.5%	104.66	11.0%	5	177,026	7.5%	24.70	11.7%
2031	9	50,844	5.3%	103.69	5.0%	7	232,766	9.8%	12.58	7.8%
2032	16	67,287	7.0%	166.29	10.6%	1	12,250	0.5%	21.96	0.7%
2033	27	95,971	10.0%	132.73	12.0%	1	28,881	1.2%	14.50	1.1%
2034	12	38,363	4.0%	168.11	6.1%	1	21,804	0.9%	11.25	0.7%
2035	16	65,233	6.8%	129.23	8.0%	4	276,160	11.7%	16.02	11.8%
Thereafter	12	66,458	6.9%	118.53	7.4%	7	247,563	10.5%	22.23	14.7%
Total [2]	218	964,157	100.0%	$109.91	100.0%	59	2,363,586	100.0%	$15.85	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant [2]		96,484					69,727
Total Square Feet [2]		1,060,641					2,688,229

	Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	2	6,380	0.6%	$49.52	0.9%	3	10,434	0.2%	$63.17	0.4%
2026	26	83,756	7.6%	26.45	6.5%	59	442,164	10.0%	36.29	9.1%
2027	36	139,749	12.7%	33.94	14.0%	66	315,791	7.1%	47.06	8.4%
2028	37	147,534	13.4%	35.76	15.6%	69	873,436	19.7%	30.54	15.0%
2029	30	121,926	11.1%	27.37	9.9%	67	693,615	15.7%	27.88	10.9%
2030	29	82,443	7.5%	37.34	9.1%	60	370,512	8.4%	51.47	10.8%
2031	19	95,684	8.7%	29.62	8.4%	35	379,294	8.6%	29.10	6.2%
2032	26	98,214	8.9%	33.35	9.7%	43	177,751	4.0%	82.89	8.3%
2033	22	87,328	7.9%	32.56	8.4%	50	212,180	4.8%	75.41	9.0%
2034	8	29,113	2.6%	28.60	2.5%	21	89,280	2.0%	84.31	4.2%
2035	21	105,181	9.5%	24.52	7.6%	41	446,574	10.1%	34.56	8.7%
Thereafter	18	105,872	9.6%	23.80	7.4%	37	419,893	9.5%	37.86	9.0%
Total [2]	274	1,103,180	100.0%	$30.69	100.0%	551	4,430,924	100.0%	$40.01	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant [2]		126,743					292,954
Total Square Feet [2]		1,229,923					4,978,793

_____________________________

1.
Leases currently under month to month or in process of renewal.
2.
Totals may not foot due to rounding.

Supplemental Report March 31, 2026 – 36

Fund Overview

I. KEY METRICS	Fund II		Fund III		Fund IV		Fund V		Total
General Information:
Vintage	Jun-2004		May-2007		May-2012		Aug-2016
Fund Size	$472.0	Million [2]	$502.5	Million	$540.6	Million	$520.0	Million	$2,035.1	Million
Acadia's Commitment	$291.2	Million	$123.3	Million	$125.0	Million	$104.5	Million	$644.0	Million
Acadia's Pro-Rata Share	80.0	% [3]	24.5%		23.1%		20.1%		31.6%
Acadia's Promoted Share [1]	84.0%		39.6%		38.5%		36.1%		45.3%
Preferred Return	8.0%		6.0%		6.0%		6.0%		6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions	$559.4	Million [2]	$449.2	Million	$506.0	Million	$491.3	Million	$2,005.9	Million
Cumulative Net Distributions [3]	$172.9	Million	$616.3	Million	$221.4	Million	$391.1	Million	$1,401.7	Million
Net Distributions/Contributions	30.9%		137.2%		43.8%		79.6%		69.9%
Unfunded Commitment [4]	$0.0	Million	$0.8	Million	$24.0	Million	$28.7	Million	$53.5	Million
Investment Period Closes	Closed		Closed		Closed		Closed
Currently in a Promote Position? (Yes/No)	No		Yes		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA

Type:	Applicable to		Description
Asset Management	Fund II & III		0%
Asset Management [5]	Fund IV		0.75% of Implied Capital
Asset Management [5]	Fund V		1.25% of Implied Capital
Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs

_____________________________

1.
Acadia’s “Promoted Share” reflects Acadia's share of fund profits after all partners (including Acadia) have received a full return of their cumulative contributions plus their preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro-rata share of the remaining 80% of profits.
2.
The additional contributions to Fund II beyond its original Fund Size reflects prior-period distributions that were re-contributed in 2016, 2020, 2021 and 2022. These funds supported the on-going redevelopment of existing Fund II investments and included an incremental $172 million of capital contributed in connection with the City Point recapitalization. City Point is the sole remaining asset in Fund II.
3.
All returns and distributions referenced are presented net of fees and promote.
4.
Unfunded Commitments are reserved for completing leasing and development activities at existing fund investments. These amounts may not equal the difference between Fund Size and Cumulative Contributions due to factors such as recallable distributions, the end of the investment period, or accelerated asset sales that result in released commitments.
5.
Implied Capital refers to the Fund Size less capital allocated to investments that have been sold or released.

Supplemental Report March 31, 2026 – 37

Investment Management Retail Properties – Detail [1]

	Year		Gross Leasable Area				Economic Occupancy				Leased	Annualized
Property	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF	Key Tenants

Fund II Portfolio Detail

NEW YORK
New York
City Point [2]	2007	94.2%	—	330,448	198,924	529,372	—%	100.0%	48.7%	80.7%	88.0%	$21,321,023	$49.89	Primark, Target, Sephora, Basis Schools, Warby Parker, Just Salad Alamo Drafthouse, Trader Joe's, Lululemon

Total - Fund II			—	330,448	198,924	529,372	—%	100.0%	48.7%	80.7%	88.0%	$21,321,023	$49.89

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	2015	100.0%	2,522	—	—	2,522	—%	—%	—%	—%	—%	$-	$-	─
210 Bowery	2012	100.0%	2,538	—	—	2,538	—%	—%	—%	—%	—%	—	—	─
27 East 61st Street	2014	100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—	─
17 East 71st Street	2014	100.0%	8,432	—	—	8,432	100.0%	—%	—%	100.0%	100.0%	2,138,742	253.65	The Row

BOSTON
Massachusetts
Restaurants at Fort Point	2016	100.0%	15,711	—	—	15,711	9.1%	—%	—%	9.1%	9.1%	224,656	157.65	Santander Bank

NORTHEAST
Rhode Island
650 Bald Hill Road	2015	90.0%	—	55,000	105,448	160,448	—%	100.0%	77.7%	85.3%	85.3%	2,092,896	15.28	Dick's Sporting Goods, Burlington

SOUTHEAST
Georgia
Broughton Street Portfolio (14 properties)	2014	100.0%	94,693	—	—	94,693	93.3%	100.0%	—%	93.3%	93.3%	3,529,698	39.96	H&M, Warby Parker, Kendra Scott, Starbucks, Lululemon

Total - Fund IV			128,073	55,000	105,448	288,521	76.7%	100.0%	77.7%	81.5%	81.5%	$7,985,993	$33.96

Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	2017	100.0%	—	153,983	69,957	223,940	—%	100.0%	100.0%	100.0%	100.0%	$4,343,255	$19.39	TJ Maxx, Best Buy, Ross Dress for Less

Supplemental Report March 31, 2026 – 38

Investment Management Retail Properties – Detail [1]

	Year		Gross Leasable Area				Economic Occupancy				Leased	Annualized
Property	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF	Key Tenants
Texas
Wood Ridge Plaza	2022	90.0%	—	—	217,249	217,249	—%	—%	84.3%	84.3%	91.7%	4,726,080	25.79	Skechers, Diamonds Direct, Office Depot
La Frontera Village	2022	90.0%	—	310,762	223,679	534,441	—%	100.0%	91.3%	96.3%	99.5%	8,234,263	15.99	Kohl's, Hobby Lobby, Burlington, Marshalls

MIDWEST
Michigan
New Towne Center	2017	100.0%	—	145,389	45,141	190,530	—%	75.7%	100.0%	81.5%	100.0%	2,008,675	12.94	Kohl's, DSW
Fairlane Green	2017	100.0%	—	109,952	160,235	270,187	—%	100.0%	88.7%	93.3%	95.4%	5,049,350	20.03	TJ Maxx, Michaels, Burlington

NORTHEAST
Maryland
Frederick County (1 property)	2019	90.0%	—	90,053	146,454	236,507	—%	56.6%	93.7%	79.6%	96.1%	3,727,925	19.80	Lidl, Advance Auto, Starbucks

Connecticut
Tri-City Plaza	2019	90.0%	—	129,940	165,877	295,817	—%	100.0%	93.3%	96.2%	96.9%	4,653,324	16.35	TJ Maxx, HomeGoods, ShopRite

New York
Shoppes at South Hills	2022	90.0%	—	416,804	96,104	512,908	—%	80.7%	60.5%	77.0%	77.0%	4,550,156	11.53	ShopRite, Ashley Furniture
Mohawk Commons	2023	90.0%	—	330,874	68,324	399,198	—%	100.0%	96.4%	99.4%	99.4%	5,839,574	14.72	Lowe's, Target

Pennsylvania
Monroe Marketplace	2021	100.0%	—	263,376	108,276	371,652	—%	100.0%	98.5%	99.6%	99.6%	4,462,057	12.06	Kohl's, Dick's Sporting Goods, Giant Food

Rhode Island
Lincoln Commons	2019	100.0%	—	155,279	305,534	460,813	—%	61.4%	86.8%	78.2%	78.2%	5,558,352	15.42	Stop & Shop (Ahold), Marshalls, HomeGoods

Vermont
Maple Tree Place [3]	2023	100.0%	—	246,738	150,057	396,795	—%	100.0%	91.4%	96.8%	96.8%	7,529,618	19.61	Shaw's, Dick's Sporting Goods, Best Buy, Old Navy

SOUTHEAST

Florida
Cypress Creek	2023	100.0%	—	167,978	71,681	239,659	—%	93.4%	92.8%	93.2%	94.1%	4,947,531	22.15	Hobby Lobby, Total Wine, HomeGoods

Alabama
Trussville Promenade	2018	100.0%	—	366,010	97,671	463,681	—%	92.4%	82.4%	90.3%	96.3%	4,060,420	9.70	Wal-Mart, Regal Cinemas

Supplemental Report March 31, 2026 – 39

Investment Management Retail Properties – Detail [1]

	Year		Gross Leasable Area				Economic Occupancy				Leased	Annualized
Property	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF	Key Tenants
WEST

Utah
Family Center at Riverdale	2019	89.4%	—	231,895	140,513	372,408	—%	100.0%	95.3%	98.2%	98.2%	4,296,577	11.74	Target, Home Goods, Best Buy, Sierra Trading (TJX)

Total - Fund V			—	3,119,033	2,066,752	5,185,785	—%	91.9%	89.6%	90.9%	93.7%	$73,987,157	$15.69

Other Co-investment Vehicles Detail [4]

NORTHEAST
New York
Shops at Grand Avenue	2024	5.0%	—	52,336	47,501	99,837	—%	100.0%	74.0%	87.6%	87.6%	$3,206,092	$36.64	Stop & Shop (Ahold), Starbucks
Shops at Skyview	2026	20.0%	—	383,565	143,733	527,298	—%	100.0%	88.1%	96.8%	96.8%	25,486,922	49.96	Target, BJ's Warehouse, Nike, Uniqlo, Burlington
New Jersey
Midstate	2026	20.0%	—	270,423	122,466	392,889	—%	100.0%	85.1%	95.4%	96.4%	7,382,795	19.70	ShopRite, Best Buy, DSW, PetSmart

SOUTHEAST
Florida
Walk at Highwoods Preserve	2024	20.0%	—	80,894	56,862	137,756	—%	100.0%	86.1%	94.3%	94.3%	2,639,527	20.32	HomeGoods, Michaels
Pinewood Square	2025	20.0%	—	—	203,917	203,917	—%	-	96.5%	96.5%	96.5%	4,856,056	24.68	TJ Maxx, Ross Dress for Less, Five Below
Palm Coast Landing	2026	20.0%	—	73,241	98,480	171,721	—%	100.0%	96.4%	97.9%	97.9%	3,647,675	21.69	TJ Maxx, PetSmart, Ross Dress for Less

North Carolina
Hickory Ridge	2026	20.0%	—	266,584	113,981	380,565	—%	100.0%	87.0%	96.1%	96.1%	4,714,677	12.89	Kohl's, Best Buy, Dick's Sporting Goods

Georgia
Avenue at West Cobb	2025	20.0%	—	24,025	230,421	254,446	—%	100.0%	73.3%	75.8%	75.8%	4,741,005	24.59	Barnes & Noble, Warby Parker, JCrew Factory, Jim N Nicks
Canton Marketplace	2026	20.0%	—	132,569	215,397	347,966	—%	100.0%	94.9%	96.9%	96.9%	6,298,932	18.69	Dick's Sporting Goods, TJ Maxx, Best Buy

Hiram Pavilion	2026	20.0%	—	192,114	171,277	363,391	—%	100.0%	100.0%	100.0%	100.0%	5,133,688	14.13	Kohl's, HomeGoods

Supplemental Report March 31, 2026 – 40

Investment Management Retail Properties – Detail [1]

	Year		Gross Leasable Area				Economic Occupancy				Leased	Annualized
Property	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF	Key Tenants
WEST
Nevada
LINQ Promenade	2024	15.0%	—	—	181,498	181,498	—%	-	96.1%	96.1%	99.3%	14,278,818	81.86	Yard House, Brooklyn Bowl, I Love Sugar, Starbucks, Welcome to Las Vegas, In-N-Out Burger, Magicians Room

California
Elk Grove Commons	2026	20.0%	—	114,015	128,063	242,078	—%	100.0%	97.3%	98.6%	100.0%	5,380,825	22.55	Kohl's, HomeGoods

Total - Other Co-investment Vehicles			—	1,589,766	1,713,596	3,303,362	—	100.0%	90.4%	95.0%	95.4%	$87,767,013	$27.96

TOTAL INVESTMENT MANAGEMENT PROPERTIES			128,073	5,094,247	4,084,720	9,307,040	76.7%	95.0%	87.6%	91.5%	93.6%	$191,061,186	$22.43

Acadia Share of Total Investment Management Properties			29,610	1,168,985	893,627	2,092,222	76.7%	95.8%	82.8%	90.0%	92.8%	$48,502,748	$25.76

_____________________________

1.
Excludes properties currently under development. For details, refer to Development and Redevelopment Activity section of this Supplemental Report. The above economic occupancy and rent figures reflect only those retail spaces where leases have commenced. Leased occupancy includes both economic occupancy and signed leases that have not yet commenced. ABR and ABR per square foot are based on economic occupancy.
2.
Economic occupancy excludes short-term percentage rent.
3.
Property also includes 93,259 square feet of office space.
4.
Ownership percentages for Fund properties reflect each Fund’s respective ownership interest, while ownership percentages for other co‑investment vehicles reflect our pro‑rata share.

Supplemental Report March 31, 2026 – 41

Investment Management Lease Expirations
(Pro-Rata Basis)

	FUND II						FUND IV
		GLA		ABR				GLA		ABR
	Leases	Expiring	Percent		Percent		Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Year	Expiring	SF	of Total	PSF	of Total
M to M [1]	—	—	—%	$—	—%	M to M [1]	—	—	—%	$-	—%
2026	1	1,866	0.6%	136.40	1.6%	2026	1	282	0.6%	84.81	1.3%
2027	4	22,215	6.8%	83.39	11.4%	2027	5	3,477	6.8%	62.00	12.0%
2028	1	722	0.2%	219.00	1.0%	2028	7	4,563	8.9%	109.23	27.7%
2029	1	758	0.2%	161.53	0.8%	2029	4	14,941	29.2%	24.24	20.1%
2030	—	—	—%	—	—%	2030	2	664	1.3%	65.04	2.4%
2031	1	1,220	0.4%	128.50	1.0%	2031	2	931	1.8%	52.80	2.7%
2032	2	97,232	29.9%	12.50	7.5%	2032	4	19,666	38.4%	20.71	22.7%
2033	3	24,695	7.6%	50.47	7.7%	2033	3	4,874	9.5%	23.45	6.4%
2034	4	6,499	2.0%	110.84	4.4%	2034	2	1,199	2.3%	44.97	3.0%
2035	5	21,724	6.7%	79.08	10.6%	2035	1	599	1.2%	50.00	1.7%
Thereafter	8	147,871	45.5%	59.24	54.1%	Thereafter	—	—	—%	—	—%
Total [2]	30	324,802	100.0%	$49.89	100.0%	Total [2]	31	51,196	100.0%	$35.12	100.0%

		77,521	Total Vacant [2]					11,801	Total Vacant [2]
		402,323	Total Square Feet [2]					62,997	Total Square Feet [2]

	FUND V						OTHER CO-INVESTMENT VEHICLES
		GLA		ABR				GLA		ABR
	Leases	Expiring	Percent		Percent		Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total		Expiring	SF	of Total	PSF	of Total
M to M [1]	4	1,310	0.1%	$27.42	0.3%	M to M [1]	2	—	—%	$—	0.1%
2026	57	64,893	7.2%	20.69	9.5%	2026	29	19,545	3.2%	$29.54	3.5%
2027	62	150,841	16.7%	13.60	14.5%	2027	49	74,117	12.2%	$21.41	9.7%
2028	54	117,834	13.1%	15.62	13.0%	2028	66	85,068	14.0%	$25.51	13.3%
2029	55	129,848	14.4%	15.49	14.2%	2029	66	89,365	14.7%	$28.72	15.7%
2030	52	152,969	17.0%	14.36	15.5%	2030	53	122,211	20.2%	$29.66	22.2%
2031	29	52,311	5.8%	15.79	5.8%	2031	20	41,431	6.8%	$21.11	5.3%
2032	19	51,481	5.7%	15.13	5.5%	2032	15	23,586	3.9%	$18.65	2.7%
2033	19	39,751	4.4%	19.00	5.3%	2033	18	42,226	7.0%	$18.98	4.9%
2034	22	62,793	7.0%	14.66	6.5%	2034	29	36,954	6.1%	$33.46	7.6%
2035	21	44,802	5.0%	16.79	5.3%	2035	20	20,313	3.4%	$28.54	3.5%
Thereafter	17	31,898	3.5%	19.77	4.5%	Thereafter	10	51,184	8.4%	36.95	11.6%
Total [2]	411	900,730	100.0%	$15.70	100.0%	Total [2]	377	606,001	100.0%	$26.99	100.0%

		89,551	Total Vacant [2]					30,620	Total Vacant [2]
		990,281	Total Square Feet [2]					636,621	Total Square Feet [2]

Supplemental Report March 31, 2026 – 42

Investment Management Lease Expirations
(Pro-Rata Basis)

	TOTAL INVESTMENT MANAGEMENT
		GLA		ABR
	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total
M to M [1]	6	1,310	0.1%	$34.29	0.1%
2026	88	86,586	4.6%	37.05	6.7%
2027	120	250,650	13.3%	25.10	13.1%
2028	128	208,187	11.1%	24.33	10.6%
2029	126	234,913	12.5%	26.06	12.8%
2030	107	275,844	14.7%	11.29	6.5%
2031	52	95,894	5.1%	15.35	3.1%
2032	40	191,965	10.2%	16.68	6.7%
2033	43	111,546	5.9%	30.05	7.0%
2034	57	107,445	5.7%	21.17	4.7%
2035	47	87,438	4.6%	28.59	5.2%
Thereafter	35	230,953	12.3%	48.85	23.5%
Total [2]	849	1,882,730	100.0%	$25.76	100.0%

		209,493	Total Vacant [2]
		2,092,222	Total Square Feet [2]

_____________________________

1.
Leases currently under month to month or in process of renewal.
2.
Totals may not foot due to rounding.

Supplemental Report March 31, 2026 – 43

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

NON-GAAP FINANCIAL MEASURES

The Company uses certain non-GAAP performance measures, in addition to the primary GAAP presentations, as management believes these measures improve the understanding of the Company’s operational results. We continually evaluate the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the investing public, and thus such reported measures are subject to change. The Company’s non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results. Additionally, the Company’s computation of non-GAAP measures may not be comparable to similarly titled non-GAAP metrics reported by other real estate investment trusts (“REITs”) or real estate companies that define these metrics differently, and, as a result, it is important to understand the manner in which the Company defines and calculates each of its non-GAAP metrics. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package.

The following non-GAAP measures are commonly used by the Company and its investors to understand and evaluate its operating results and performance:

Funds From Operations (“FFO”): The Company considers FFO as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding (i) gains (or losses) from sales of depreciated properties; (ii) depreciation and amortization; (iii) impairment of real estate assets related to the Company’s main business and land held for the development of property for its operating portfolio; (iv) gains (losses) from change in control and (v) after adjustments for unconsolidated partnerships and joint ventures. Also consistent with NAREIT’s definition of FFO, the Company has elected to include the impact of the unrealized holding gains (losses) incidental to its main business. FFO does not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions, and should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

Adjusted FFO (“AFFO”): The Company also provides another supplemental disclosure of operating performance, AFFO. The Company defines AFFO as FFO adjusted for (i) straight line rent, (ii) non-real estate depreciation, (iii) stock-based compensation, (iv) amortization of finance costs and costs of management contracts, (v) tenant improvements, (vi) leasing commissions and (vii) capital expenditures.

Supplemental Report March 31, 2026 – 44

Important Notes

FFO As Adjusted: The Company believes that introducing a new supplemental measure beginning with FY 2026 is useful for evaluating operating performance and comparing historical financial periods. The Company defines FFO As Adjusted as FFO adjusted for items that management believes are not reflective of ongoing core operating results, including non-comparable revenues, expenses, gains, and losses (including impairment losses related to the Company’s investment in Fifth Wall). While these adjustments may be subject to fluctuations from period to period, with both positive and negative short-term impacts, management believes that the removal of the impacts of these items enhances our understanding of the operating performance of our properties. The Company’s method of calculating FFO As Adjusted may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

Net Operating Income (“NOI”): The Company uses NOI to make investment and capital allocation decisions and management believes NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, and acquisition and disposition activity on an unleveraged basis, providing perspective not immediately apparent from net income. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Management does not believe NOI is a meaningful measures for its Investment Management investments as Investment Management invests primarily in properties that typically require significant leasing and development and is primarily comprised of finite-life investment vehicles.

Same-Property: In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same-Property.” “Same-Property” therefore exclude properties placed in-service, acquired, repositioned or in or held for development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented.

EBITDA: The Company defines EBITDA as net income (loss) attributable to Company shareholders, adjusted to exclude the impact of interest expense, income taxes, depreciation, and amortization. EBITDA is intended to represent a GAAP-based operating performance measure that isolates earnings before the effects of capital structure, tax position, and non-cash depreciation and amortization. Consistent with industry practice, the Company further adjusts GAAP net income to remove certain items that do not relate to, or are not indicative of, our core operating performance. These include above- or below-market lease amortization, gains or losses on the disposition of properties, unrealized holding gains or losses on investments, impairment charges, realized gains, and the impact of changes in control or other non-recurring items. These additional adjustments are applied after the determination of GAAP EBITDA and are included in the calculation of Adjusted EBITDA, a supplemental non-GAAP measure used in evaluating operational performance.

The Company also presents certain non-GAAP financial measures on a “Pro-Rata Share” basis. These amounts are calculated as the consolidated amount determined in accordance with GAAP, adjusted to include the Company’s proportionate share of amounts from its unconsolidated joint ventures (based on the Company’s ownership interest and, in some cases, after priority allocations), and to exclude the partners’ share of results from the Company’s consolidated joint ventures (based on the partners’ ownership percentages).

Management believes this presentation provides useful information to investors regarding the Company’s financial condition and operating results because the Company participates in several significant joint ventures. In certain cases, the Company exercises significant influence but does not control the joint venture, requiring GAAP to apply the equity method of accounting, which results in non-consolidation for financial reporting purposes. In other cases, GAAP requires consolidation even though the Company’s partner(s) hold a substantial ownership interest. Accordingly, management believes that presenting these measures on a Pro-Rata Share basis helps investors better understand the Company’s financial condition and operating performance after considering its true economic interest in these joint ventures. The Company cautions that ownership percentages used in these calculations may not fully reflect all legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture, which arrangements often include varying provisions related to decision-making rights, distributions, transferability of interests, financing and guarantees, liquidations, and other matters. Accordingly, these measures should be considered supplemental and not a substitute for the Company’s GAAP financial information.

Supplemental Report March 31, 2026 – 45

Important Notes

The Company also presents certain operating metrics, such as occupancy and leased percentages, on a Pro-Rata Share basis. These amounts combine the Company’s consolidated portfolio square footage with its share of square footage from unconsolidated joint ventures (based on ownership interest), net of partners’ share from consolidated ventures.

Supplemental Report March 31, 2026 – 46